UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                  FORM 8-K

                                Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported)     October 29, 2003

                      Frozen Food Express Industries, Inc.
              (Exact name of registrant as specified on its charter)


Texas                                1-10006                 75-1301831
(State or other jurisdiction of    (Commission              (IRS Employer
incorporation or organization)     File Number)            Identification No.)

 1145 Empire Central Place, Dallas, Texas                         75247-4309
(Address of principal executive offices)                          (Zip Code)


      Registrant's telephone number, including area code: 214-630-8090


Item 7. 	Exhibits
          --------

        Designation of
     Exhibits in this Report             Description of Exhibit
     -----------------------             ----------------------

            99.1                         News Release dated October 29, 2003


Item 12.	Results of Operations and Financial Condition.
          ----------------------------------------------

      A copy of the news release issued by Frozen Food Express Industries, Inc. on Wednesday, October 29, 2003, describing its results of operations for the three and nine month periods ended September 30, 2003, is attached hereto as Exhibit 99.1.

Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                         FROZEN FOOD EXPRESS INDUSTRIES, INC.
                                         ------------------------------------
                                         (Registrant)


October 30, 2003                         By:/s/ F. Dixon McElwee, Jr.
                                            ---------------------------------
                                            F. Dixon McElwee, Jr.
                                            Senior Vice President
                                            Principal Financial
                                            and Accounting Officer